AMCOM CORPORATION
                                CONTRACT ADDENDUM
                             IBM 4680 P.O.S. SYSTEM
                       *** REWORK AGREEMENT EXTENSION
                                 AUGUST 1, 1996

This addendum extension is made and entered into on the 1st day of August, 1996, by and between NCR CORPORATION and AMCOM CORPORATION. It is intended to amend (extend) the May 16, 1995 IBM P.O.S. SYSTEM *** REWORK AGREEMENT made by and between AT&T GLOBAL INFORMATION SOLUTIONS (heretofore known as NCR CORPORATION). The May 16, 1995 agreement was an addendum to the NCR/AMCOM SUPPORT AGREEMENT, dated July 1, 1991. This addendum, August 1, 1996, is intended to extend the *** REWORK AGREEMENT beyond the July 1996 end date, through November 30, 1996. This agreement includes the right to automatic extension beyond November 30, 1996 with mutual written consent of both companies. AMCOM CORPORATION requires a 60-day notice to convert to any new programs. AMCOM agrees to provide depot repair/rework services according to the following schedule:

                      August 1996                  ***
                      September 1996               ***
                      October 1996                 ***
                      November 1996                ***
                      December 1996                ***

To ensure accurate and timely billing, NCR CORPORATION agrees to provide AMCOM CORPORATION accurate equipment counts for all associated P.O.S. terminals. Except where otherwise noted, this ADDENDUM EXTENSION does not alter or change each parties obligations and responsibilities under the SUPPORT AGREEMENT, dated July 1, 1991 or original ADDENDUM dated May 16,1995.

IN WITNESS THEREOF of the parties hereto have caused this ADDENDUM EXTENSION to be executed as of the day and year first set forth.

NCR CORPORATION                              AMCOM CORPORATION

BY: ______________________________           BY: ______________________________
                           (Date)                Dana Pekas              (Date)
                                                 Vice President-Point of Sale

BY: ______________________________           BY: ______________________________
                           (Date)                Del Johnson             (Date)
                                                 President

*** Denotes confidential information that has been omitted from the Exhibit and filed separately, accompanied by a Confidentiality Treatment Request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended